UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund® Semi-annual report for the six months ended April 30, 2015

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–7.06%	3.69%	8.05%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.03% for Class A shares as of the prospectus dated January 1, 2015.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Developing-country stock market returns were mixed during the first half of New World Fund’s fiscal year. Against a backdrop of uneven global economic growth, declining oil prices and varying central bank policy, investor sentiment waxed and waned. Meanwhile, the substantial weakening of many currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in numerous markets.

Results at a glance

For periods ended April 30, 2015, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	0.49%	0.78%	5.38%	9.09%	8.43%
MSCI ACWI (All Country World Index)	4.97	7.46	9.58	6.98	4.37
MSCI World Index	5.09	7.41	10.51	6.87	4.21
MSCI EM (Emerging Markets) Index	3.92	7.80	3.02	9.58	8.50
J.P. Morgan Emerging Markets Bond Index Global	0.70	4.50	7.08	8.09	9.99

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World Index and MSCI EM (Emerging Markets) Index, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World Index results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution (by domicile) of net assets on April 30, 2015

Developed-country equities	48.9%
The Americas
United States	13.7%
Canada	.2
Asia
Japan	4.8
Hong Kong	4.5
South Korea	1.5
Taiwan	1.2
Australia	.5
Singapore	.1
Europe
United Kingdom	7.4
France	3.4
Switzerland	3.0
Netherlands	2.0
Germany	1.7
Spain	1.3
Denmark	1.3
Sweden	.8
Italy	.4
Portugal	.3
Austria	.2
Belgium	.2
Finland	.2
Africa/Middle East
Israel	.2

Developing-country equities	34.2%
The Americas
Brazil	3.2%
Mexico	1.9
Republic of Colombia	.2
Argentina	.1
Chile	.1
Asia
India	8.4
China	7.7
Philippines	3.6
Thailand	1.4
Indonesia	1.0
Europe
Russian Federation	1.9
Poland	.4
Turkey	.3
Greece	.2
Slovenia	.1
Africa/Middle East
South Africa	2.9
United Arab Emirates	.5
Qatar	.2
Pakistan	.1

Developed-country bonds	.2%
The Americas
United States	.2%

Developing-country bonds	9.4%
The Americas
Mexico	1.7%
Argentina	.5
Dominican Republic	.5
Brazil	.4
Republic of Colombia	.4
Panama	.2
Peru	.2
Jamaica	.1
Asia
Indonesia	.8
India	.5
Philippines	.2
China	.1
Kazakhstan	.1
Pakistan	.1
Europe
Turkey	.8
Hungary	.4
Russian Federation	.4
Croatia	.2
Poland	.2
Greece	.1
Slovenia	.1
Africa/Middle East
South Africa	.5
Kenya	.4
Nigeria	.2
Ghana	.1
Morocco	.1
Zambia	.1

Short-term securities & other assets less liabilities	7.3%

Total	100.0%

2	New World Fund

The unmanaged MSCI EM (Emerging Markets) Index advanced 3.92% during the six months through April 30, 2015. Many emerging markets-focused funds (this one included) significantly lagged broad emerging markets returns, partly due to a liquidity-driven change in the Chinese stock market. Specifically, stock prices for some Chinese firms that had not been widely owned by overseas investors surged amid an easing of trading restrictions — resulting in disappointing relative returns. Against this backdrop, New World Fund recorded a six-month gain of 0.49%, assuming reinvestment of the 49 cents a share dividend and $2.63 a share capital gain that were paid in December 2014.

The fund’s result also trailed its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which advanced 4.97%. Stocks in the U.S., Japan and some developed countries in Europe that are well-represented in this index, generated strong returns; historically, the fund has tended to not invest heavily in U.S. stocks.

Though recent returns have been disappointing, the fund’s primary objective is long-term appreciation. As can be seen in the table on page 1, its results over 10 years and its lifetime materially surpass those of its primary benchmark. New World Fund offers a distinctive approach to emerging markets investing, blending three types of investments: stocks of companies based in developing countries; stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a potential reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks

Many markets across the globe recorded gains locally, only for broad-based dollar strength to turn these local advances into negative total returns. Investors also appeared to fret about the impact of plummeting oil prices on exporter nations’ economies (some of which were already deteriorating) and the possibility that future higher U.S. interest rates could result in reduced demand for developing-country stocks.

In China, a government program of targeted economic stimulus and supportive central bank policies seemed to temper worries about slower growth, and draw in new investors. Chinese stocks recorded strong returns, advancing 29.61%* over the six months ended April 30, 2015. Other developing markets that fared well over the same period included the Philippines and South Africa, which gained 8.17% and 4.93%, respectively.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

New World Fund	3

Following an extended rally, Indian stocks were volatile and shed 5.88% as the rupee declined 3.33% against the dollar. The recent Indian government budget failed to excite investors since it focused on infrastructure and social welfare rather than deeper reforms; meanwhile, a few larger companies also reported slower-than-anticipated earnings and profit growth.

Russian stocks slumped earlier in the period as investors worried about weaker oil prices and the potential impact of additional economic sanctions imposed in December. Despite recording six-month gains locally, Russian stocks lost 4.69% over the period as the ruble weakened 16.69% against the dollar. Stocks in Brazil recorded some of the worst returns for the six-month period as the Brazilian real depreciated 18.19% against the dollar. In October 2014, President Dilma Rousseff narrowly won re-election, initially dampening investor hopes for reform. Meanwhile, deteriorating economic and political conditions — including a corruption scandal involving senior figures from both the private sector and government — further weighed on market sentiment.

Developing-country bonds

Bonds issued in local currencies generated negative total returns for U.S. dollar-based investors, while developing-country issues denominated in U.S. dollars generally recorded gains. Bond investments helped the fund’s overall result, with holdings of Argentine government bonds a notable positive. As of April 30, 2015, the fund was invested in bonds from 26 countries. The fund actively manages currency exposures arising from investments in bonds denominated in local currencies.

Inside the portfolio

The larger contributors to (and, indeed, detractors from) the fund’s six-month result came from a range of industries and geographies. Altice, which derives significant revenues from cable television and telecom businesses in the Dominican Republic, Portugal and Israel, gained 68.63% over the period. An increased stake in French telecom firm Numericable-SFR may see the Amsterdam-listed firm reap future cost savings.

Biopharmaceutical company Novo Nordisk — a firm in which the fund first invested back in February 2003, and a current large holding — gained 23.82% over the six months ended April 30, 2015. China and India have become important sources of the growth in demand for the diabetes-related products offered by the Danish firm, which is the world’s largest manufacturer of insulin.

4	New World Fund

In India — the portfolio’s largest developing-country exposure as of April 30, 2015 —Axis Bank’s shares rose 25.16%. As the country’s third-largest private bank by assets, our research suggests that Axis is well-positioned to potentially gain market share from its government-controlled peers and win new business in India’s rural areas. Another Indian holding, telecom firm Reliance Communications, was among the larger detractors from the fund’s six-month relative return. Though its shares shed 44.96%, our research suggests that Reliance’s efforts to rejigger its operations could enable it to refocus its business and grow profits over time.

One of the fund’s larger Chinese holdings, Baidu, was also a significant detractor. The Chinese internet giant’s stock lost 16.12% as recent earnings and revenue numbers fell somewhat below expectations. That said, since this fund began investing in Baidu in January 2011, the cumulative rise in its stock price (as of April 30, 2015) has far outweighed this recent decline and its outlook remains positive. In our view, Baidu’s core search business and increased use of its mobile platforms could potentially be sources of attractive revenue growth in coming years.

Lower oil prices cast a shadow over a number of the fund’s energy-related investments — including Indonesia-based Gas Negara and London-listed Indus Gas, whose share prices declined 35.91% and 57.68%, respectively.

As of April 30, 2015, developing-country equities accounted for 34.2% of the fund’s net assets. The portion of net assets invested in developed-country equities was 48.9%. Holdings in cash and cash-like securities amounted to 7.3%. The fund’s overall holding in cash arises mainly from individual portfolio managers’ active decisions to hold cash and from their buying and selling of stocks and bonds.

Looking forward

Periods of short-term volatility can be unsettling for investors. At times like these, it can be helpful to take a step back and look at the bigger picture. As a category, “emerging markets” includes a diverse range of developing countries, markets and companies. Clearly, certain nations (notably, Russia and Brazil) are confronted with significant near-term economic imbalances. But other economies — notably, India, Mexico and Indonesia — are in relatively good shape with positive structural reforms underway.

New World Fund	5

Against this uneven backdrop, our investment focus remains centered on individual companies. Deep, company by company research helps us to identify those firms that should thrive over the long term, and portfolio managers currently see some attractive opportunities in both challenged economies, such as Brazil, as well as fast-growing ones like India. Meanwhile, recent developments in various countries have underscored the importance of staying on top of corporate governance. In Russia, for example, sanctions have made it more important than ever to understand the direct and indirect linkages between companies and the government. And in Brazil, just as is the case in China, we are weighing the possible longer term investment implications of official anti-corruption measures for different industry segments and individual companies.

Broad confidence in developing markets has taken some knocks lately, fueled in large part by slower growth in China. We are continuing to carefully consider the profound consequences of China’s transition from an investment- to a consumer-driven economy, its reform program, and the key challenges it faces. In our view, there will continue to be attractive longer term opportunities for research-driven active investors as China’s economy slows toward a more sustainable pace of growth.

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace

Vice Chairman and President

June 9, 2015

For current information about the fund, visit americanfunds.com.

6	New World Fund

Summary investment portfolio April 30, 2015	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	13.91%
Euro zone*	10.25
India	8.85
China	7.76
United Kingdom	7.37
Japan	4.79
Hong Kong	4.54
Philippines	3.80
Mexico	3.60
Other countries	27.85
Short-term securities & other assets less liabilities	7.28
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 83.09%	Shares	Value (000)
Financials 13.28%
HDFC Bank Ltd.[1]	11,844,629	$211,072
HDFC Bank Ltd. (ADR)	1,221,000	69,402
AIA Group Ltd.[1]	40,324,600	269,178
ICICI Bank Ltd.[1]	37,322,310	194,098
ICICI Bank Ltd. (ADR)	3,375,000	36,889
Prudential PLC[1]	7,718,755	192,624
Kotak Mahindra Bank Ltd.[1]	8,660,989	181,998
KASIKORNBANK PCL[1]	22,530,000	143,078
AEON Financial Service Co., Ltd.[1]	5,127,500	130,535
American Tower Corp.	1,258,900	119,004
Axis Bank Ltd.[1]	12,204,216	109,310
Other securities		1,574,121
		3,231,309

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 12.94%
Naspers Ltd., Class N1	2,713,881	$425,852
Altice SA1,2	2,935,286	308,223
Toyota Motor Corp.[1]	2,512,900	174,562
Domino’s Pizza, Inc.	1,313,000	141,607
Maruti Suzuki India Ltd.[1]	2,198,000	130,602
Inchcape PLC[1]	8,816,000	112,376
		3,149,920

Information technology 11.37%
Baidu, Inc., Class A (ADR)[2]	1,534,200	307,270
Google Inc., Class C2	272,195	146,261
Google Inc., Class A2	212,950	116,861
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	44,293,000	213,837
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	34,216
Murata Manufacturing Co., Ltd.[1]	1,581,800	223,181
AAC Technologies Holdings Inc.[1]	35,261,500	186,789
Tencent Holdings Ltd.[1]	7,980,500	164,817
Samsung Electronics Co., Ltd.[1]	112,250	147,218
Mail.Ru Group Ltd. (GDR)[1,2]	6,342,266	151,116
Alcatel-Lucent[1,2]	37,384,619	130,002
Other securities		944,623
		2,766,191

Consumer staples 8.61%
Hypermarcas SA, ordinary nominative[2]	24,842,300	163,914
Nestlé SA1	2,054,417	160,203
Pernod Ricard SA1	1,211,460	150,376
Magnit PJSC (GDR)[1]	2,415,700	133,170
Coca-Cola Co.	3,280,000	133,037
British American Tobacco PLC[1]	2,348,000	129,145
Lenta Ltd. (GDR)[1,2,3]	13,852,352	120,842
LT Group, Inc.[1,2]	336,174,800	112,685
Other securities		992,639
		2,096,011

Industrials 8.52%
International Container Terminal Services, Inc.[1,4]	107,077,980	264,655
Cummins Inc.	1,598,500	221,009
Airbus Group NV, non-registered shares[1]	1,628,573	113,092
DP World Ltd.	4,859,353	112,154
Other securities		1,361,955
		2,072,865

Health care 8.49%
Novo Nordisk A/S, Class B1	5,577,630	312,433
Novartis AG1	2,714,600	280,470
Novartis AG (ADR)	300,000	30,540
Hikma Pharmaceuticals PLC[1]	9,348,828	293,041
Alexion Pharmaceuticals, Inc.[2]	1,227,904	207,798
Grifols SA, Class B, preferred nonvoting, non-registered shares[1]	3,528,983	115,295

8	New World Fund

	Shares	Value (000)
Bayer AG1, 2	788,200	$114,824
Other securities		710,350
		2,064,751

Energy 4.72%
InterOil Corp.[2,4]	3,655,239	188,976
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	14,278,852	135,649
Other securities		823,645
		1,148,270

Telecommunication services 3.88%
SoftBank Corp.[1]	3,869,000	241,787
China Mobile Ltd.[1]	7,617,000	108,913
		943,071

Materials 3.46%
Other securities		842,479

Utilities 2.82%
Power Grid Corp. of India Ltd.[1]	97,858,870	230,975
ENN Energy Holdings Ltd.[1]	21,994,000	158,428
Other securities		296,022
		685,425

Miscellaneous 5.00%
Other common stocks in initial period of acquisition		1,216,633

Total common stocks (cost: $15,833,944,000)		20,216,925

Preferred securities 0.01%
Consumer discretionary 0.01%
Other securities		3,285

Total preferred securities (cost: $1,848,000)		3,285

Rights & warrants 0.00%
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		165

Total rights & warrants (cost: $20,000)		165

Bonds, notes & other debt instruments 9.62%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 7.76%
United Mexican States Government 2.00%–10.00% 2017–2040[5]	MXN979,598	71,474
United Mexican States Government Global 3.60%–6.05% 2017–2046	235,204	251,347
Other securities		1,564,754
		1,887,575

Other bonds & notes 1.86%
Other securities		452,075

Total bonds, notes & other debt instruments (cost: $2,281,443,000)		2,339,650

New World Fund	9

Short-term securities 7.61%	Principal amount (000)	Value (000)
Fannie Mae 0.08%–0.16% due 6/1/2015–8/17/2015	190,700	$190,693
Federal Home Loan Bank 0.08%–0.19% due 5/1/2015–11/3/2015	376,850	376,762
Freddie Mac 0.10%–0.19% due 5/26/2015–12/1/2015	206,900	206,832
Toyota Credit Canada Inc. 0.12% due 8/5/2015	25,000	24,993
Toyota Motor Credit Corp. 0.15%–0.25% due 5/20/2015–8/21/2015	54,200	54,187
Other securities		999,086

Total short-term securities (cost: $1,852,238,000)		1,852,553
Total investment securities 100.33% (cost: $19,969,493,000)		24,412,578
Other assets less liabilities (0.33)%		(80,928)

Net assets 100.00%		$24,331,650

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $5,572,000, which represented .02% of the net assets of the fund.

10	New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $249,777,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 4/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	5/11/2015	UBS AG	$9,557	BRL30,102	$(395)
Brazilian reais	5/13/2015	Citibank	$341	BRL1,050	(6)
British pounds	5/12/2015	Citibank	$15,570	£10,500	(546)
British pounds	5/12/2015	Citibank	$38,467	£26,050	(1,516)
British pounds	6/10/2015	Citibank	$28,504	£19,100	(805)
Colombian pesos	5/11/2015	JPMorgan Chase	$6,345	COP15,859,500	(306)
Euros	5/15/2015	Bank of America, N.A.	$28,701	€27,095	(1,728)
Euros	5/22/2015	Bank of America, N.A.	$3,479	€3,211	(127)
Japanese yen	5/20/2015	Citibank	$24,984	¥2,975,000	64
Japanese yen	6/2/2015	UBS AG	$3,512	¥420,000	(7)
Japanese yen	6/8/2015	Bank of America, N.A.	$5,547	¥660,000	17
Mexican pesos	5/13/2015	UBS AG	$6,561	MXN101,760	(66)
South African rand	5/21/2015	Bank of America, N.A.	$6,273	ZAR76,125	(103)
South African rand	5/21/2015	Citibank	$25,967	ZAR311,950	(163)
Turkish lira	6/5/2015	UBS AG	$247	TRY675	(3)
					$(5,690)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
International Container Terminal Services, Inc.[1]	106,374,000	703,980	—	107,077,980	$1,519	$264,655
InterOil Corp.[2]	3,655,239	—	—	3,655,239	—	188,976
Meyer Burger Technology AG1,2	5,800,000	—	—	5,800,000	—	39,775
Gulf Keystone Petroleum Ltd.[1,2]	19,594,850	20,000,000	—	39,594,850	—	24,311
Gulf Keystone Petroleum Ltd.[1,2,3]	14,287,125	—	—	14,287,125	—	8,772
Indus Gas Ltd.[1,2]	10,429,272	—	—	10,429,272	—	23,301
Hikma Pharmaceuticals PLC[1,6]	11,129,828	—	1,781,000	9,348,828	1,990	—
					$3,509	$549,790

New World Fund	11

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $14,635,460,000, which represented 60.15% of the net assets of the fund. This amount includes $14,546,657,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,386,430,000, which represented 5.70% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Unaffiliated issuer at 4/30/2015.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts
BRL = Brazilian reais
£ = British pounds
COP = Colombian pesos
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
ZAR = South African rand
TRY = Turkish lira

See Notes to Financial Statements

12	New World Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,399,339)	$23,862,788
Affiliated issuers (cost: $570,154)	549,790	$24,412,578
Cash denominated in currencies other than U.S. dollars (cost: $6,339)		6,393
Cash		2,123
Unrealized appreciation on open forward currency contracts		81
Receivables for:
Sales of investments	39,279
Sales of fund’s shares	35,972
Closed forward currency contracts	311
Dividends and interest	85,393
Other	905	161,860
		24,583,035
Liabilities:
Unrealized depreciation on open forward currency contracts		5,771
Payables for:
Purchases of investments	175,982
Repurchases of fund’s shares	23,542
Closed forward currency contracts	785
Investment advisory services	10,985
Services provided by related parties	9,097
Directors’ deferred compensation	2,159
Other	23,064	245,614
Net assets at April 30, 2015		$24,331,650

Net assets consist of:
Capital paid in on shares of capital stock		$19,848,504
Distributions in excess of net investment income		(29,599)
Undistributed net realized gain		93,733
Net unrealized appreciation		4,419,012
Net assets at April 30, 2015		$24,331,650

See Notes to Financial Statements

New World Fund	13

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (433,591 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$12,963,256	230,239	$56.30
Class B	85,833	1,543	55.62
Class C	997,432	18,314	54.46
Class F-1	1,776,293	31,761	55.93
Class F-2	3,853,458	68,501	56.25
Class 529-A	787,366	14,098	55.85
Class 529-B	10,655	194	55.04
Class 529-C	169,238	3,103	54.55
Class 529-E	37,392	675	55.44
Class 529-F-1	48,655	871	55.86
Class R-1	34,325	628	54.62
Class R-2	353,418	6,473	54.60
Class R-2E	241	4	55.99
Class R-3	501,647	9,031	55.55
Class R-4	480,687	8,575	56.06
Class R-5	437,842	7,753	56.48
Class R-6	1,793,912	31,828	56.36

See Notes to Financial Statements

14	New World Fund

Statement of operations	unaudited
for the six months ended April 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $12,149; also includes $3,509 from affiliates)	$131,618
Interest (net of non-U.S. taxes of $82)	71,761	$203,379
Fees and expenses*:
Investment advisory services	64,503
Distribution services	27,494
Transfer agent services	18,842
Administrative services	3,320
Reports to shareholders	1,056
Registration statement and prospectus	996
Directors’ compensation	271
Auditing and legal	103
Custodian	3,651
Other	1,189	121,425
Net investment income		81,954

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,475; also includes $35,635 net gain from affiliates)	74,455
Forward currency contracts	35,534
Currency transactions	(3,310)	106,679
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $19,151)	(71,582)
Forward currency contracts	(8,936)
Currency translations	1,835	(78,683)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		27,996

Net increase in net assets resulting from operations		$109,950

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

New World Fund	15

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	April 30,	October 31,
	2015*	2014
Operations:
Net investment income	$81,954	$303,886
Net realized gain on investments, forward currency contracts and currency transactions	106,679	1,072,746
Net unrealized depreciation on investments, forward currency contracts and currency translations	(78,683)	(956,191)
Net increase in net assets resulting from operations	109,950	420,441

Dividends and distributions paid to shareholders:
Dividends from net investment income	(203,057)	(218,413)
Distributions from net realized gain on investments	(1,079,222)	(238,779)
Total dividends and distributions paid to shareholders	(1,282,279)	(457,192)

Net capital share transactions	1,220,565	1,559,982

Total increase in net assets	48,236	1,523,231

Net assets:
Beginning of period	24,283,414	22,760,183
End of period (including distributions in excess of and undistributed net investment income: $(29,599) and $91,504, respectively)	$24,331,650	$24,283,414

*Unaudited.

See Notes to Financial Statements

16	New World Fund

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

New World Fund	17

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

18	New World Fund

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the

New World Fund	19

fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing

20	New World Fund

the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$750,697	$2,480,543	$69	$3,231,309
Consumer discretionary	605,016	2,544,904	—	3,149,920
Information technology	1,130,131	1,636,060	—	2,766,191
Consumer staples	571,098	1,524,913	—	2,096,011
Industrials	554,646	1,518,219	—	2,072,865
Health care	683,753	1,380,998	—	2,064,751
Energy	516,864	631,406	—	1,148,270
Telecommunication services	60,941	882,130	—	943,071
Materials	251,452	591,027	—	842,479
Utilities	9,165	676,260	—	685,425
Miscellaneous	447,867	758,468	10,298	1,216,633
Preferred securities	3,285	—	—	3,285
Rights & warrants	—	165	—	165
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	1,887,575	—	1,887,575
Other	—	452,075	—	452,075
Short-term securities	—	1,852,553	—	1,852,553
Total	$5,584,915	$18,817,296	$10,367	$24,412,578

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$81	$—	$81
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(5,771)	—	(5,771)
Total	$—	$(5,690)	$—	$(5,690)

*	Securities with a value of $13,617,913,000, which represented 55.97% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

New World Fund	21

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than

22	New World Fund

securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

New World Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, April 30, 2015 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$81	Unrealized depreciation on open forward currency contracts	$5,771
Forward currency	Receivables for closed forward currency contracts	311	Payables for closed forward currency contracts	785
		$392		$6,556

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$35,534	Net unrealized depreciation on forward currency contracts	$(8,936)

24	New World Fund

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$17	$(17)	$—	$—	$—
Citibank	92	(64)	—	—	28
JPMorgan Chase	283	—	(260)	—	23
Total	$392	$(81)	$(260)	$—	$51
Liabilities:
Bank of America, N.A.	$1,999	$(17)	$(1,251)	$—	$731
Citibank	3,222	(64)	(3,158)	—	—
JPMorgan Chase	306	—	—	—	306
UBS AG	1,029	—	(1,029)	—	—
Total	$6,556	$(81)	$(5,438)	$—	$1,037

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

New World Fund	25

As of and during the period ended April 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains; and amortization of premiums or discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$200,705
Undistributed long-term capital gains	1,077,556

As of April 30, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$5,977,826
Gross unrealized depreciation on investment securities	(1,650,485)
Net unrealized appreciation on investment securities	4,327,341
Cost of investment securities	20,085,237

26	New World Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2015			Year ended October 31, 2014
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class A	$108,207	$581,444	$689,651	$126,194	$136,993	$263,187
Class B	—	5,070	5,070	59	1,910	1,969
Class C	371	47,424	47,795	2,578	11,329	13,907
Class F-1	12,848	79,861	92,709	26,756	27,344	54,100
Class F-2	41,553	161,776	203,329	25,069	20,504	45,573
Class 529-A	6,136	35,391	41,527	7,092	8,127	15,219
Class 529-B	—	598	598	—	211	211
Class 529-C	—	7,960	7,960	329	1,873	2,202
Class 529-E	208	1,702	1,910	261	393	654
Class 529-F-1	482	2,179	2,661	493	462	955
Class R-1	30	1,638	1,668	99	377	476
Class R-2	330	16,567	16,897	1,025	3,918	4,943
Class R-2E*	2	10	12	—	—	—
Class R-3	2,875	22,451	25,326	3,390	4,974	8,364
Class R-4	4,237	21,020	25,257	3,916	3,940	7,856
Class R-5	4,698	17,952	22,650	6,251	4,986	11,237
Class R-6	21,080	76,179	97,259	14,901	11,438	26,339
Total	$203,057	$1,079,222	$1,282,279	$218,413	$238,779	$457,192

*Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. On December 10, 2014, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $27 billion to 0.485%. For the six months ended April 30, 2015, the investment advisory services fee was $64,503,000, which was equivalent to an annualized rate of 0.549% of average daily net assets.

New World Fund	27

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

28	New World Fund

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended April 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$14,889	$12,457		$633		Not applicable
Class B	505	113		Not applicable		Not applicable
Class C	4,931	989		247		Not applicable
Class F-1	2,153	1,074		431		Not applicable
Class F-2	Not applicable	1,936		900		Not applicable
Class 529-A	798	610		191		$341
Class 529-B	59	12		3		5
Class 529-C	825	142		42		74
Class 529-E	91	18		9		16
Class 529-F-1	—	37		12		21
Class R-1	172	27		9		Not applicable
Class R-2	1,294	661		87		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	1,202	425		120		Not applicable
Class R-4	574	229		115		Not applicable
Class R-5	Not applicable	91		103		Not applicable
Class R-6	Not applicable	21		418		Not applicable
Total class-specific expenses	$27,494	$18,842		$3,320		$457

*Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $271,000 in the fund’s statement of operations includes $233,000 in current fees (either paid in cash or deferred) and a net increase of $38,000 in the value of the deferred amounts.

New World Fund	29

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of
			dividends and					Net increase
	Sales[1]		distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended April 30, 2015

Class A	$622,670	11,174	$678,871	12,600		$(918,817)	(16,504)	$382,724	7,270
Class B	773	14	5,040	94		(35,134)	(640)	(29,321)	(532)
Class C	72,862	1,349	47,376	907		(121,701)	(2,261)	(1,463)	(5)
Class F-1	210,019	3,797	92,127	1,722		(232,263)	(4,209)	69,883	1,310
Class F-2	617,817	11,115	195,151	3,629		(406,764)	(7,322)	406,204	7,422
Class 529-A	47,195	854	41,508	777		(56,159)	(1,020)	32,544	611
Class 529-B	100	2	597	12		(3,570)	(66)	(2,873)	(52)
Class 529-C	10,896	202	7,955	152		(16,289)	(303)	2,562	51
Class 529-E	2,305	43	1,909	36		(2,841)	(52)	1,373	27
Class 529-F-1	5,110	92	2,662	50		(5,408)	(98)	2,364	44
Class R-1	5,539	102	1,667	32		(7,960)	(147)	(754)	(13)
Class R-2	44,694	827	16,867	322		(55,504)	(1,028)	6,057	121
Class R-2E	194	3	12	—	[2]	(9)	— [2]	197	3
Class R-3	84,716	1,541	25,309	476		(79,852)	(1,461)	30,173	556
Class R-4	85,872	1,551	25,197	470		(77,976)	(1,413)	33,093	608
Class R-5	71,107	1,288	22,624	419		(44,460)	(792)	49,271	915
Class R-6	316,585	5,672	96,877	1,799		(174,931)	(3,222)	238,531	4,249
Total net increase (decrease)	$2,198,454	39,626	$1,261,749	23,497		$(2,239,638)	(40,538)	$1,220,565	22,585

30	New World Fund

			Reinvestments of
			dividends and				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,482,434	25,050	$258,955	4,455	$(1,727,378)	(29,204)	$14,011	301
Class B	2,935	50	1,956	34	(76,037)	(1,305)	(71,146)	(1,221)
Class C	191,413	3,341	13,773	244	(206,937)	(3,617)	(1,751)	(32)
Class F-1	757,128	12,926	53,817	933	(1,842,420)	(30,932)	(1,031,475)	(17,073)
Class F-2	2,444,039	40,730	42,796	737	(507,892)	(8,519)	1,978,943	32,948
Class 529-A	99,135	1,689	15,213	263	(95,614)	(1,626)	18,734	326
Class 529-B	379	6	211	4	(7,436)	(129)	(6,846)	(119)
Class 529-C	25,582	446	2,201	39	(27,065)	(469)	718	16
Class 529-E	4,779	82	653	11	(4,973)	(85)	459	8
Class 529-F-1	10,995	187	955	17	(7,406)	(126)	4,544	78
Class R-1	12,973	225	476	9	(12,477)	(216)	972	18
Class R-2	98,868	1,713	4,937	87	(108,232)	(1,885)	(4,427)	(85)
Class R-2E3	55	1	—	—	—	—	55	1
Class R-3	173,870	2,969	8,355	146	(157,412)	(2,698)	24,813	417
Class R-4	208,220	3,523	7,835	135	(114,020)	(1,931)	102,035	1,727
Class R-5	194,795	3,257	11,231	193	(275,308)	(4,613)	(69,282)	(1,163)
Class R-6	686,747	11,524	26,173	450	(113,295)	(1,905)	599,625	10,069
Total net increase (decrease)	$6,394,347	107,719	$449,537	7,757	$(5,283,902)	(89,260)	$1,559,982	26,216

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,331,186,000 and $3,992,294,000, respectively, during the six months ended April 30, 2015.

New World Fund	31

Financial highlights

		Income (loss) from investment operations[1]
			Net (losses)
	Net asset	Net	gains on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class A:
Six months ended 4/30/2015[5,6]	$59.28	$.19	$(.05)	$.14
Year ended 10/31/2014	59.37	.76	.33	1.09
Year ended 10/31/2013	52.44	.66	6.98	7.64
Year ended 10/31/2012	49.61	.73	2.86	3.59
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)
Year ended 10/31/2010	44.76	.77	9.62	10.39
Class B:
Six months ended 4/30/2015[5,6]	58.30	(.04)	(.01)	(.05)
Year ended 10/31/2014	58.31	.30	.32	.62
Year ended 10/31/2013	51.45	.23	6.87	7.10
Year ended 10/31/2012	48.55	.33	2.84	3.17
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)
Year ended 10/31/2010	43.87	.38	9.43	9.81
Class C:
Six months ended 4/30/2015[5,6]	57.18	(.04)	(.03)	(.07)
Year ended 10/31/2014	57.34	.27	.32	.59
Year ended 10/31/2013	50.67	.21	6.75	6.96
Year ended 10/31/2012	47.91	.32	2.78	3.10
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)
Year ended 10/31/2010	43.43	.39	9.31	9.70
Class F-1:
Six months ended 4/30/2015[5,6]	58.83	.19	(.04)	.15
Year ended 10/31/2014	58.96	.79	.29	1.08
Year ended 10/31/2013	52.09	.67	6.93	7.60
Year ended 10/31/2012	49.28	.75	2.83	3.58
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)
Year ended 10/31/2010	44.51	.77	9.55	10.32
Class F-2:
Six months ended 4/30/2015[5,6]	59.34	.27	(.05)	.22
Year ended 10/31/2014	59.46	.90	.34	1.24
Year ended 10/31/2013	52.53	.85	6.97	7.82
Year ended 10/31/2012	49.71	.88	2.85	3.73
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)
Year ended 10/31/2010	44.86	.91	9.63	10.54
Class 529-A:
Six months ended 4/30/2015[5,6]	58.81	.17	(.04)	.13
Year ended 10/31/2014	58.92	.71	.33	1.04
Year ended 10/31/2013	52.06	.62	6.93	7.55
Year ended 10/31/2012	49.29	.70	2.83	3.53
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)
Year ended 10/31/2010	44.51	.75	9.55	10.30

32	New World Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	net assets		net assets[2]

$(.49)	$(2.63)	$(3.12)	$56.30	.49%	$12,963	1.05%[7]		.68%[7]
(.57)	(.61)	(1.18)	59.28	1.86	13,217	1.03		1.28
(.71)	—	(.71)	59.37	14.71	13,221	1.06		1.20
(.76)	—	(.76)	52.44	7.43	11,755	1.07		1.47
(.78)	—	(.78)	49.61	(7.80)	11,945	1.02		1.33
(.57)	—	(.57)	54.58	23.43	13,335	1.04		1.60

—	(2.63)	(2.63)	55.62	.13	86	1.82	[7]	(.16)[7]
(.02)	(.61)	(.63)	58.30	1.07	121	1.79		.51
(.24)	—	(.24)	58.31	13.85	192	1.83		.43
(.27)	—	(.27)	51.45	6.61	237	1.84		.68
(.36)	—	(.36)	48.55	(8.51)	304	1.80		.54
(.26)	—	(.26)	53.42	22.48	417	1.82		.81

(.02)	(2.63)	(2.65)	54.46	.10	998	1.85	[7]	(.13)[7]
(.14)	(.61)	(.75)	57.18	1.04	1,047	1.84		.47
(.29)	—	(.29)	57.34	13.80	1,052	1.87		.39
(.34)	—	(.34)	50.67	6.57	938	1.87		.66
(.44)	—	(.44)	47.91	(8.51)	1,007	1.79		.56
(.33)	—	(.33)	52.80	22.51	1,128	1.82		.83

(.42)	(2.63)	(3.05)	55.93	.52	1,776	1.03	[7]	.70	[7]
(.60)	(.61)	(1.21)	58.83	1.87	1,791	1.02		1.34
(.73)	—	(.73)	58.96	14.75	2,802	1.03		1.21
(.77)	—	(.77)	52.09	7.47	2,052	1.03		1.51
(.80)	—	(.80)	49.28	(7.78)	1,816	1.02		1.34
(.60)	—	(.60)	54.23	23.43	1,884	1.04		1.61

(.68)	(2.63)	(3.31)	56.25	.64	3,854	.76	[7]	.98	[7]
(.75)	(.61)	(1.36)	59.34	2.12	3,624	.75		1.51
(.89)	—	(.89)	59.46	15.06	1,673	.76		1.52
(.91)	—	(.91)	52.53	7.77	1,106	.77		1.77
(.92)	—	(.92)	49.71	(7.54)	923	.76		1.61
(.72)	—	(.72)	54.68	23.77	829	.76		1.89

(.46)	(2.63)	(3.09)	55.85	.47	787	1.11	[7]	.61	[7]
(.54)	(.61)	(1.15)	58.81	1.79	793	1.10		1.21
(.69)	—	(.69)	58.92	14.65	776	1.12		1.14
(.76)	—	(.76)	52.06	7.36	664	1.13		1.42
(.77)	—	(.77)	49.29	(7.81)	602	1.06		1.30
(.57)	—	(.57)	54.24	23.37	555	1.08		1.57

See page 38 for footnotes.

New World Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net (losses)
	Net asset	Net	gains on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class 529-B:
Six months ended 4/30/2015[5,6]	$57.75	$(.07)	$(.01)	$(.08)
Year ended 10/31/2014	57.81	.23	.32	.55
Year ended 10/31/2013	51.01	.18	6.80	6.98
Year ended 10/31/2012	48.17	.28	2.82	3.10
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)
Year ended 10/31/2010	43.57	.34	9.37	9.71
Class 529-C:
Six months ended 4/30/2015[5,6]	57.25	(.05)	(.02)	(.07)
Year ended 10/31/2014	57.42	.24	.31	.55
Year ended 10/31/2013	50.77	.18	6.76	6.94
Year ended 10/31/2012	48.05	.29	2.79	3.08
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)
Year ended 10/31/2010	43.57	.36	9.35	9.71
Class 529-E:
Six months ended 4/30/2015[5,6]	58.32	.10	(.03)	.07
Year ended 10/31/2014	58.45	.57	.32	.89
Year ended 10/31/2013	51.65	.50	6.87	7.37
Year ended 10/31/2012	48.87	.57	2.82	3.39
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)
Year ended 10/31/2010	44.19	.60	9.49	10.09
Class 529-F-1:
Six months ended 4/30/2015[5,6]	58.89	.23	(.05)	.18
Year ended 10/31/2014	59.00	.83	.32	1.15
Year ended 10/31/2013	52.13	.74	6.93	7.67
Year ended 10/31/2012	49.36	.80	2.83	3.63
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)
Year ended 10/31/2010	44.55	.85	9.56	10.41
Class R-1:
Six months ended 4/30/2015[5,6]	57.35	(.02)	(.03)	(.05)
Year ended 10/31/2014	57.51	.30	.31	.61
Year ended 10/31/2013	50.76	.24	6.78	7.02
Year ended 10/31/2012	47.98	.34	2.79	3.13
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)
Year ended 10/31/2010	43.51	.38	9.33	9.71
Class R-2:
Six months ended 4/30/2015[5,6]	57.33	(.02)	(.03)	(.05)
Year ended 10/31/2014	57.49	.29	.32	.61
Year ended 10/31/2013	50.80	.26	6.77	7.03
Year ended 10/31/2012	48.04	.34	2.79	3.13
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)
Year ended 10/31/2010	43.50	.37	9.33	9.70

34	New World Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	net assets		net assets[2]

$—	$(2.63)	$(2.63)	$55.04	.06%	$11	1.93%[7]		(.25)%[7]
—	(.61)	(.61)	57.75	.97	14	1.91		.40
(.18)	—	(.18)	57.81	13.72	21	1.93		.33
(.26)	—	(.26)	51.01	6.50	26	1.94		.58
(.33)	—	(.33)	48.17	(8.58)	33	1.88		.46
(.26)	—	(.26)	53.02	22.38	42	1.90		.73

—	(2.63)	(2.63)	54.55	.09	169	1.91	[7]	(.18)[7]
(.11)	(.61)	(.72)	57.25	.96	175	1.90		.41
(.29)	—	(.29)	57.42	13.74	174	1.92		.34
(.36)	—	(.36)	50.77	6.51	150	1.94		.60
(.42)	—	(.42)	48.05	(8.58)	142	1.88		.49
(.30)	—	(.30)	52.98	22.39	129	1.89		.76

(.32)	(2.63)	(2.95)	55.44	.37	37	1.34	[7]	.38 [7]
(.41)	(.61)	(1.02)	58.32	1.54	38	1.33		.97
(.57)	—	(.57)	58.45	14.37	38	1.36		.91
(.61)	—	(.61)	51.65	7.10	32	1.38		1.16
(.64)	—	(.64)	48.87	(8.10)	30	1.35		1.00
(.47)	—	(.47)	53.81	23.01	29	1.38		1.27

(.58)	(2.63)	(3.21)	55.86	.58	49	.90	[7]	.83 [7]
(.65)	(.61)	(1.26)	58.89	1.99	49	.89		1.41
(.80)	—	(.80)	59.00	14.87	44	.92		1.34
(.86)	—	(.86)	52.13	7.59	34	.93		1.62
(.86)	—	(.86)	49.36	(7.65)	28	.87		1.50
(.65)	—	(.65)	54.31	23.63	26	.88		1.77

(.05)	(2.63)	(2.68)	54.62	.13	34	1.81	[7]	(.09)[7]
(.16)	(.61)	(.77)	57.35	1.07	37	1.79		.52
(.27)	—	(.27)	57.51	13.89	36	1.79		.46
(.35)	—	(.35)	50.76	6.61	33	1.83		.70
(.42)	—	(.42)	47.98	(8.53)	41	1.82		.53
(.35)	—	(.35)	52.87	22.44	44	1.85		.80

(.05)	(2.63)	(2.68)	54.60	.14	353	1.78	[7]	(.06)[7]
(.16)	(.61)	(.77)	57.33	1.07	364	1.79		.51
(.34)	—	(.34)	57.49	13.90	370	1.78		.48
(.37)	—	(.37)	50.80	6.60	338	1.83		.71
(.41)	—	(.41)	48.04	(8.49)	333	1.80		.55
(.29)	—	(.29)	52.91	22.45	364	1.84		.80

See page 38 for footnotes.

New World Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net (losses)
	Net asset	Net	gains on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class R-2E:
Six months ended 4/30/2015[5,6]	$59.26	$.09	$(.06)	$.03
Period from 8/29/2014 to 10/31/2014[6,10]	61.11	.01	(1.86)	(1.85)
Class R-3:
Six months ended 4/30/2015[5,6]	58.44	.11	(.03)	.08
Year ended 10/31/2014	58.58	.57	.32	.89
Year ended 10/31/2013	51.76	.51	6.89	7.40
Year ended 10/31/2012	48.97	.58	2.82	3.40
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)
Year ended 10/31/2010	44.29	.61	9.50	10.11
Class R-4:
Six months ended 4/30/2015[5,6]	59.06	.20	(.04)	.16
Year ended 10/31/2014	59.19	.78	.31	1.09
Year ended 10/31/2013	52.29	.69	6.96	7.65
Year ended 10/31/2012	49.46	.76	2.85	3.61
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)
Year ended 10/31/2010	44.68	.78	9.59	10.37
Class R-5:
Six months ended 4/30/2015[5,6]	59.56	.29	(.05)	.24
Year ended 10/31/2014	59.66	.98	.30	1.28
Year ended 10/31/2013	52.68	.87	7.01	7.88
Year ended 10/31/2012	49.85	.91	2.86	3.77
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)
Year ended 10/31/2010	44.94	.91	9.66	10.57
Class R-6:
Six months ended 4/30/2015[5,6]	59.47	.30	(.05)	.25
Year ended 10/31/2014	59.58	.98	.32	1.30
Year ended 10/31/2013	52.61	.89	7.01	7.90
Year ended 10/31/2012	49.80	.94	2.84	3.78
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)
Year ended 10/31/2010	44.85	.94	9.65	10.59

	Six months
	ended
	April 30,	Year ended October 31
	2015[3,5,6]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	19%	32%	36%	25%	25%	20%

See Notes to Financial Statements

36	New World Fund

Dividends and distributions
Dividends		Total					Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,		expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period		to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)		net assets		net assets[2]

$(.67)	$(2.63)	$(3.30)	$55.99	.31%[8]	$—	[9]	1.44%[7,8]		.31%[7,8]
—	—	—	59.26	(3.04)[8]	—	[9]	.22	[3,8]	.01	[3,8]

(.34)	(2.63)	(2.97)	55.55	.37	502		1.33	[7]	.40	[7]
(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		.97
(.58)	—	(.58)	58.58	14.41	472		1.34		.92
(.61)	—	(.61)	51.76	7.12	414		1.36		1.18
(.63)	—	(.63)	48.97	(8.09)	395		1.35		1.00
(.49)	—	(.49)	53.91	23.01	398		1.38		1.28

(.53)	(2.63)	(3.16)	56.06	.54	481		1.01	[7]	.73	[7]
(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.31
(.75)	—	(.75)	59.19	14.79	369		1.01		1.26
(.78)	—	(.78)	52.29	7.50	292		1.01		1.53
(.79)	—	(.79)	49.46	(7.80)	258		1.01		1.34
(.62)	—	(.62)	54.43	23.46	268		1.03		1.63

(.69)	(2.63)	(3.32)	56.48	.68	438		.70	[7]	1.04	[7]
(.77)	(.61)	(1.38)	59.56	2.19	407		.69		1.64
(.90)	—	(.90)	59.66	15.14	477		.70		1.56
(.94)	—	(.94)	52.68	7.81	383		.72		1.82
(.92)	—	(.92)	49.85	(7.50)	363		.71		1.57
(.70)	—	(.70)	54.81	23.79	554		.74		1.90

(.73)	(2.63)	(3.36)	56.36	.70	1,794		.66	[7]	1.09	[7]
(.80)	(.61)	(1.41)	59.47	2.22	1,640		.65		1.64
(.93)	—	(.93)	59.58	15.19	1,043		.65		1.60
(.97)	—	(.97)	52.61	7.87	630		.66		1.89
(.95)	—	(.95)	49.80	(7.46)	426		.66		1.70
(.68)	—	(.68)	54.76	23.89	327		.68		1.96

See page 38 for footnotes.

New World Fund	37

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .31 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Not annualized.
[4]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[5]	Unaudited.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Annualized.
[8]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[9]	Amount less than $1 million.
[10]	Class R-2E shares were offered beginning August 29, 2014.

38	New World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2014, through April 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	39

	Beginning account value 11/1/2014	Ending account value 4/30/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,004.90	$5.22	1.05%
Class A - assumed 5% return	1,000.00	1,019.59	5.26	1.05
Class B - actual return	1,000.00	1,001.33	9.03	1.82
Class B - assumed 5% return	1,000.00	1,015.77	9.10	1.82
Class C - actual return	1,000.00	1,000.97	9.18	1.85
Class C - assumed 5% return	1,000.00	1,015.62	9.25	1.85
Class F-1 - actual return	1,000.00	1,005.23	5.12	1.03
Class F-1 - assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class F-2 - actual return	1,000.00	1,006.43	3.78	.76
Class F-2 - assumed 5% return	1,000.00	1,021.03	3.81	.76
Class 529-A - actual return	1,000.00	1,004.74	5.52	1.11
Class 529-A - assumed 5% return	1,000.00	1,019.29	5.56	1.11
Class 529-B - actual return	1,000.00	1,000.57	9.57	1.93
Class 529-B - assumed 5% return	1,000.00	1,015.22	9.64	1.93
Class 529-C - actual return	1,000.00	1,000.94	9.48	1.91
Class 529-C - assumed 5% return	1,000.00	1,015.32	9.54	1.91
Class 529-E - actual return	1,000.00	1,003.69	6.66	1.34
Class 529-E - assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class 529-F-1 - actual return	1,000.00	1,005.82	4.48	.90
Class 529-F-1 - assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-1 - actual return	1,000.00	1,001.29	8.98	1.81
Class R-1 - assumed 5% return	1,000.00	1,015.82	9.05	1.81
Class R-2 - actual return	1,000.00	1,001.36	8.83	1.78
Class R-2 - assumed 5% return	1,000.00	1,015.97	8.90	1.78
Class R-2E - actual return	1,000.00	1,003.12	7.15	1.44
Class R-2E - assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class R-3 - actual return	1,000.00	1,003.73	6.61	1.33
Class R-3 - assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class R-4 - actual return	1,000.00	1,005.38	5.02	1.01
Class R-4 - assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class R-5 - actual return	1,000.00	1,006.81	3.48	.70
Class R-5 - assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-6 - actual return	1,000.00	1,007.04	3.28	.66
Class R-6 - assumed 5% return	1,000.00	1,021.52	3.31	.66

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	New World Fund

Approval of Investment Advisory and Service Agreement

The New World Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2016. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $27 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

New World Fund	41

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital appreciation. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index, the Lipper Global Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period (since 6/17/1999) and 10-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

42	New World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions made on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

New World Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2015, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
April 30, 2015
unaudited
Common stocks 83.09% Financials 13.28%	Shares	Value (000)
HDFC Bank Ltd.[1]	11,844,629	$211,072
HDFC Bank Ltd. (ADR)	1,221,000	69,402
AIA Group Ltd.[1]	40,324,600	269,178
ICICI Bank Ltd.[1]	37,322,310	194,098
ICICI Bank Ltd. (ADR)	3,375,000	36,889
Prudential PLC[1]	7,718,755	192,624
Kotak Mahindra Bank Ltd.[1]	8,660,989	181,998
KASIKORNBANK PCL[1]	22,530,000	143,078
AEON Financial Service Co., Ltd.[1]	5,127,500	130,535
American Tower Corp.	1,258,900	119,004
Axis Bank Ltd.[1]	12,204,216	109,310
Bank of the Philippine Islands[1]	46,231,443	104,994
Fibra Uno Administración, SA de CV	39,082,098	97,514
Citigroup Inc.	1,820,000	97,042
Ayala Land, Inc.[1]	93,008,400	80,622
Ayala Land, Inc., preference shares[1,2]	30,910,900	69
Siam Commercial Bank PCL[1]	16,680,000	80,294
Banco Santander, SA1,2	8,360,627	63,256
Banco Santander, SA (ADR)	2,145,600	16,135
Housing Development Finance Corp. Ltd.[1]	4,000,250	73,587
China Overseas Land & Investment Ltd.[1]	17,500,000	73,098
Sberbank of Russia (ADR)[1]	4,965,000	29,485
Sberbank of Russia (ADR)	4,562,500	27,557
Sberbank of Russia (GDR)[1,3]	1,432,900	8,509
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	6,082,700	61,861
Standard Chartered PLC (HKD denominated)[1]	2,193,721	35,977
Standard Chartered PLC[1]	1,479,794	24,200
Itaú Unibanco Holding SA, preferred nominative	4,270,576	54,613
UniCredit SpA[1]	7,350,011	52,631
ACE Ltd.	425,000	45,471
Ping An Insurance (Group) Co. of China, Ltd., Class A1	2,950,000	42,190
Bank Rakyat Indonesia (Persero) Tbk PT1	46,200,000	41,363
China Pacific Insurance (Group) Co., Ltd., Class H1	7,260,000	39,555
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	9,595,000	39,521
Bangkok Bank PCL, nonvoting depository receipt[1]	6,400,000	35,841
Industrial and Commercial Bank of China Ltd., Class H1	41,106,845	35,711
Bank of China Ltd., Class H1	47,531,000	32,648
Brookfield Asset Management Inc., Class A	562,000	30,264
IDFC Ltd.[1]	10,725,000	29,841
Metropolitan Bank & Trust Co.[1]	13,243,082	27,652
Türkiye Garanti Bankasi AS1	8,559,582	27,217
United Bank Ltd.[1]	14,926,100	26,123
Investment AB Kinnevik, Class B1	717,000	24,753
Banco Bradesco SA, preferred nominative[2]	2,098,449	22,399
Moody’s Corp.	155,000	16,666
Itaúsa - Investimentos Itaú SA, preferred nominative	4,645,592	16,359
Shriram Transport Finance Co. Ltd.[1]	1,031,200	15,737
New World Fund — Page 1 of 13

unaudited
Common stocks Financials (continued)	Shares	Value (000)
GT Capital Holdings, Inc.[1]	494,405	$13,936
HSBC Holdings PLC (HKD denominated)[1]	1,125,779	11,135
Eurobank Ergasias SA1,2	69,857,000	10,542
Piraeus Bank SA1,2	16,410,000	7,246
C C Land Holdings Ltd.[1]	2,000,000	507
Banco Espírito Santo, SA1,2	79,923,674	—
		3,231,309
Consumer discretionary 12.94%
Naspers Ltd., Class N1	2,713,881	425,852
Altice SA1,2	2,935,286	308,223
Toyota Motor Corp.[1]	2,512,900	174,562
Domino’s Pizza, Inc.	1,313,000	141,607
Maruti Suzuki India Ltd.[1]	2,198,000	130,602
Inchcape PLC[1]	8,816,000	112,376
Ctrip.com International, Ltd. (ADR)[2]	1,663,000	105,900
SAIC Motor Corp. Ltd., Class A1	22,946,763	99,875
L’Occitane International SA1	28,451,250	83,848
Li & Fung Ltd.[1]	81,686,000	83,254
Kroton Educacional SA, ordinary nominative	20,990,000	76,632
Zee Entertainment Enterprises Ltd.[1]	14,495,000	71,130
NIKE, Inc., Class B	705,600	69,741
Zhongsheng Group Holdings Ltd.[1]	75,214,000	68,691
Renault SA1	644,894	67,615
Chow Sang Sang Holdings International Ltd.[1]	27,076,000	62,347
Hyundai Motor Co.[1]	358,999	56,354
Wynn Macau, Ltd.[1]	27,536,600	55,824
Techtronic Industries Co. Ltd.[1]	15,175,000	53,913
Estácio Participações SA, ordinary nominative	8,844,600	53,427
The Swatch Group AG1	342,000	30,015
The Swatch Group AG, non-registered shares[1]	48,300	21,675
Arcos Dorados Holdings Inc., Class A	8,241,177	49,447
Hyundai Mobis Co., Ltd.[1]	222,600	48,859
Hankook Tire Co., Ltd.[1]	1,096,759	45,996
Industria de Diseño Textil, SA1	1,397,500	44,787
Melco Crown Entertainment Ltd. (ADR)	2,152,000	43,944
Galaxy Entertainment Group Ltd.[1]	8,845,000	42,637
PT Surya Citra Media Tbk[1]	177,470,000	39,639
Kering SA1	200,563	37,050
Intercontinental Hotels Group PLC[1]	853,537	36,640
Mr Price Group Ltd.[1]	1,605,916	34,320
Mahindra & Mahindra Ltd.[1]	1,830,500	32,968
JD.com, Inc., Class A (ADR)[2]	950,500	31,899
Dongfeng Motor Group Co., Ltd., Class H1	17,518,000	29,234
Global Brands Group Holding Ltd.[1,2]	139,392,000	28,586
Shangri-La Asia Ltd.[1]	16,916,571	25,726
Truworths International Ltd.[1]	3,483,000	25,378
Honda Motor Co., Ltd.[1]	700,000	23,669
Belle International Holdings Ltd.[1]	17,605,000	22,588
Nokian Renkaat Oyj[1]	650,000	21,199
OPAP SA1	2,242,000	19,923
General Motors Co.	548,000	19,213
Volkswagen AG, nonvoting preferred[1]	66,000	17,110
Melco International Development Ltd.[1]	9,008,000	15,273
Sands China Ltd.[1]	3,630,000	14,846
New World Fund — Page 2 of 13

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Moncler SpA[1]	747,835	$13,265
Ripley Corp SA	24,852,892	13,206
Hermès International[1]	22,073	8,331
Jumbo SA1	560,000	5,752
Hero MotoCorp Ltd.[1]	122,789	4,495
Golden Eagle Retail Group Ltd.[1]	318,000	477
		3,149,920
Information technology 11.37%
Baidu, Inc., Class A (ADR)[2]	1,534,200	307,270
Google Inc., Class C2	272,195	146,261
Google Inc., Class A2	212,950	116,861
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	44,293,000	213,837
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	34,216
Murata Manufacturing Co., Ltd.[1]	1,581,800	223,181
AAC Technologies Holdings Inc.[1]	35,261,500	186,789
Tencent Holdings Ltd.[1]	7,980,500	164,817
Samsung Electronics Co., Ltd.[1]	112,250	147,218
Samsung Electronics Co., Ltd., nonvoting preferred[1]	4,400	4,456
Mail.Ru Group Ltd. (GDR)[1,2]	6,342,266	151,116
Alcatel-Lucent[1,2]	37,384,619	130,002
Tech Mahindra Ltd.[1]	9,530,936	93,200
Cognizant Technology Solutions Corp., Class A2	1,550,000	90,737
Alibaba Group Holding Ltd. (ADR)[2]	1,077,400	87,582
Semiconductor Manufacturing International Corp.[1,2]	553,465,500	61,210
Infosys Ltd.[1]	1,165,000	35,652
Infosys Ltd. (ADR)	788,000	24,412
Avago Technologies Ltd.	483,700	56,535
MasterCard Inc., Class A	600,000	54,126
Hexagon AB, Class B1	1,435,000	53,161
Yandex NV, Class A2	2,735,000	52,621
ASM Pacific Technology Ltd.[1]	3,419,900	38,277
EPAM Systems, Inc.[2]	589,900	38,172
Quanta Computer Inc.[1]	13,200,000	33,068
JDS Uniphase Corp.[2]	2,588,000	32,764
Gemalto NV1	344,009	31,964
Visa Inc., Class A	422,000	27,873
Accenture PLC, Class A	290,000	26,868
Infineon Technologies AG1	2,038,003	24,215
Western Union Co.	1,020,000	20,686
TDK Corp.[1]	241,000	17,301
Samsung SDI Co., Ltd.[1]	153,500	17,089
STMicroelectronics NV1	1,193,035	9,507
Broadcom Corp., Class A	170,000	7,515
Apple Inc.	45,000	5,632
		2,766,191
Consumer staples 8.61%
Hypermarcas SA, ordinary nominative[2]	24,842,300	163,914
Nestlé SA1	2,054,417	160,203
Pernod Ricard SA1	1,211,460	150,376
Magnit PJSC (GDR)[1]	2,415,700	133,170
Coca-Cola Co.	3,280,000	133,037
British American Tobacco PLC[1]	2,348,000	129,145
Lenta Ltd. (GDR)[1,2]	12,172,252	106,186
New World Fund — Page 3 of 13

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Lenta Ltd. (GDR)[1,2,3]	1,680,100	$14,656
LT Group, Inc.[1,2]	336,174,800	112,685
Wal-Mart de México, SAB de CV, Series V	26,190,000	61,865
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	35,190
Associated British Foods PLC[1]	1,516,600	66,414
Thai Beverage PCL[1]	108,400,000	58,488
SABMiller PLC[1]	1,097,200	58,133
Unilever NV, depository receipts[1]	1,299,000	56,540
Shiseido Co., Ltd.[1]	3,135,000	56,494
Henkel AG & Co. KGaA, nonvoting preferred[1]	470,000	54,940
Emperador Inc.[1]	168,700,000	43,806
China Mengniu Dairy Co.[1]	8,115,547	41,249
Procter & Gamble Co.	513,000	40,789
PepsiCo, Inc.	410,000	38,999
United Breweries Ltd.[1]	2,641,459	38,721
Kao Corp.[1]	798,000	38,097
Coca-Cola Icecek AS, Class C1	2,201,800	37,330
ITC Ltd.[1]	7,290,000	36,917
Grupo Nutresa SA	3,341,557	34,734
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	26,617
Shoprite Holdings Ltd.[1]	1,811,000	25,869
Anheuser-Busch InBev NV1	204,000	24,784
Ambev SA	3,250,000	20,430
Uni-Charm Corp.[1]	721,500	18,098
Orion Corp.[1]	15,489	18,081
Wumart Stores, Inc., Class H1	18,335,000	16,041
Avon Products, Inc.	1,900,000	15,523
PZ Cussons PLC[1]	2,321,000	12,702
L’Oréal SA, bonus shares[1,2]	41,800	7,974
Coca-Cola HBC AG (CDI)[1]	370,300	7,814
		2,096,011
Industrials 8.52%
International Container Terminal Services, Inc.[1,4]	107,077,980	264,655
Cummins Inc.	1,598,500	221,009
Airbus Group NV, non-registered shares[1]	1,628,573	113,092
DP World Ltd.	4,859,353	112,154
ASSA ABLOY AB, Class B1	1,838,329	106,267
Alliance Global Group, Inc.[1]	167,000,000	95,008
Jardine Matheson Holdings Ltd.[1]	1,435,400	88,744
Safran SA1	1,142,000	83,351
Shanghai Industrial Holdings Ltd.[1]	20,253,000	80,903
United Technologies Corp.	607,000	69,046
Andritz AG1	965,000	56,416
Boeing Co.	391,000	56,046
Edenred SA1	2,002,000	53,640
SMC Corp.[1]	167,000	50,260
Industries Qatar QSC[1]	1,257,816	49,700
Polypore International, Inc.[2]	700,000	40,992
Intertek Group PLC[1]	1,000,000	39,911
Meyer Burger Technology AG1,2,4	5,800,000	39,775
Bureau Veritas SA1	1,620,000	38,095
China State Construction International Holdings Ltd.[1]	19,528,000	37,680
JG Summit Holdings, Inc.[1]	22,837,900	36,706
SGS SA1	16,200	31,525
New World Fund — Page 4 of 13

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Orient Overseas (International) Ltd.[1]	4,830,000	$29,681
Rolls-Royce Holdings PLC[1,2]	1,800,000	28,844
Rolls-Royce Holdings PLC, Class C, preference shares[1,2]	253,800,000	389
Experian PLC[1]	1,520,000	27,176
COSCO Pacific Ltd.[1]	16,736,000	26,266
Deutsche Post AG1	744,000	24,683
Toshiba Corp.[1]	6,170,000	24,674
Avianca Holdings SA, preferred, restricted-voting (ADR)[2]	1,805,300	23,577
Chart Industries, Inc.[2]	579,061	23,481
CIMC Enric Holdings Ltd.[1]	18,700,000	20,723
Jardine Strategic Holdings Ltd.[1]	546,500	18,771
Spirax-Sarco Engineering PLC[1]	362,144	18,733
KONE Oyj, Class B1	419,800	18,095
Kühne + Nagel International AG1	90,000	13,531
Caterpillar Inc.	96,000	8,341
PT Bakrie & Brothers Tbk[1,2]	1,332,820,100	925
		2,072,865
Health care 8.49%
Novo Nordisk A/S, Class B1	5,577,630	312,433
Novartis AG1	2,714,600	280,470
Novartis AG (ADR)	300,000	30,540
Hikma Pharmaceuticals PLC[1]	9,348,828	293,041
Alexion Pharmaceuticals, Inc.[2]	1,227,904	207,798
Grifols SA, Class B, preferred nonvoting, non-registered shares[1]	3,528,983	115,295
Grifols, SA, Class B (ADR)	1,771,115	56,339
Bayer AG1,2	788,200	114,824
PerkinElmer, Inc.	1,480,000	75,865
BioMarin Pharmaceutical Inc.[2]	592,029	66,337
Thermo Fisher Scientific Inc.	503,000	63,217
AstraZeneca PLC[1]	765,000	52,720
Merck & Co., Inc.	860,000	51,222
Genomma Lab Internacional, SAB de CV, Series B2	40,876,084	48,224
Teva Pharmaceutical Industries Ltd. (ADR)	710,000	42,898
Waters Corp.[2]	330,000	41,313
Sysmex Corp.[1]	730,100	40,340
Cochlear Ltd.[1]	540,000	35,640
Pharmstandard OJSC (GDR)[1,2]	6,508,871	31,911
Life Healthcare Group Holdings Ltd.[1]	9,080,000	31,046
Krka, dd, Novo mesto[1]	400,000	30,859
OTCPharm PJSC[1,2]	6,516,318	26,522
Kalbe Farma Tbk PT1	114,880,000	15,897
		2,064,751
Energy 4.72%
InterOil Corp.[2,4]	3,655,239	188,976
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	14,278,852	135,649
Petróleo Brasileiro SA (Petrobras), preferred nominative	1,719,100	7,446
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	200,000	1,736
Noble Energy, Inc.	2,003,000	101,592
Genel Energy PLC[1,2]	10,315,600	99,435
Royal Dutch Shell PLC, Class B1	1,905,000	61,333
Royal Dutch Shell PLC, Class B (ADR)	210,000	13,564
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	340,000	10,709
Reliance Industries Ltd.[1]	6,007,606	81,462
New World Fund — Page 5 of 13

unaudited
Common stocks Energy (continued)	Shares	Value (000)
Galp Energia, SGPS, SA, Class B1	5,394,108	$73,829
Ophir Energy PLC[1,2]	24,052,003	52,423
Ophir Energy PLC[1,2]	3,732,700	8,136
Oil Search Ltd.[1]	8,106,014	51,641
BG Group PLC[1]	2,050,000	37,208
Cobalt International Energy, Inc.[2]	3,330,000	35,631
Gulf Keystone Petroleum Ltd.[1,2,4]	39,594,850	24,311
Gulf Keystone Petroleum Ltd.[1,2,3,4]	14,287,125	8,772
CNOOC Ltd.[1]	15,861,000	27,036
Tullow Oil PLC (Ireland)[1]	4,217,174	26,791
Indus Gas Ltd.[1,2,4]	10,429,272	23,301
YPF Sociedad Anónima, Class D (ADR)	728,959	22,262
BP PLC[1]	2,796,000	20,174
Eni SpA[1]	780,000	15,015
Weatherford International PLC[2]	687,830	10,008
Coal India Ltd.[1]	1,726,234	9,830
		1,148,270
Telecommunication services 3.88%
SoftBank Corp.[1]	3,869,000	241,787
China Mobile Ltd.[1]	7,617,000	108,913
Orange Polska SA1	37,250,000	105,487
MTN Group Ltd.[1]	4,901,491	98,213
Globe Telecom, Inc.[1]	1,984,670	96,710
Reliance Communications Ltd.[1,2]	64,516,096	61,393
Bharti Infratel Ltd.[1]	7,100,000	44,786
Idea Cellular Ltd.[1]	13,745,000	37,817
América Móvil, SAB de CV, Series L (ADR)	1,795,000	37,498
Singapore Telecommunications Ltd.[1]	8,141,000	27,203
Bharti Airtel Ltd.[1]	4,350,000	26,049
TIM Participações SA, ordinary nominative	5,667,900	18,153
Intouch Holdings PCL[1]	7,400,000	17,272
China Communications Services Corp. Ltd., Class H1	20,400,000	11,510
Mobile TeleSystems OJSC (ADR)	437,891	5,290
China Unicom (Hong Kong) Ltd.[1,2]	2,234,000	4,196
MegaFon OJSC (GDR)[1]	46,753	794
		943,071
Materials 3.46%
Vale SA, ordinary nominative (ADR)	10,199,299	78,331
Vale SA, Class A, preferred nominative (ADR)	1,756,000	10,624
Vale SA, Class A, preferred nominative	840,000	5,060
Linde AG1	367,092	71,939
Holcim Ltd.[1]	883,708	71,383
Grasim Industries Ltd.[1]	586,502	36,543
Grasim Industries Ltd. (GDR)[1]	527,053	32,839
Celanese Corp., Series A	1,041,000	69,081
Arkema SA1	602,285	48,499
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	4,095,104	39,395
Akzo Nobel NV1	480,000	36,583
L’Air Liquide SA, bonus shares[1]	271,500	35,547
BASF SE1	332,096	33,317
Wacker Chemie AG1	252,452	31,560
Koninklijke DSM NV1	549,700	31,250
International Flavors & Fragrances Inc.	266,500	30,581
New World Fund — Page 6 of 13

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Solvay NV1	172,700	$25,461
Anhui Conch Cement Co. Ltd., Class H1	5,444,000	22,115
Givaudan SA1	10,660	20,078
Fortescue Metals Group Ltd.[1]	11,140,000	19,038
First Quantum Minerals Ltd.	1,200,000	18,380
BHP Billiton PLC[1]	700,000	16,658
Glencore PLC[1]	3,480,000	16,572
LG Chem, Ltd.[1]	62,696	15,817
Rio Tinto PLC[1]	346,000	15,413
ArcelorMittal[1]	980,000	10,415
African Minerals Ltd.[1,2]	7,793,102	—
		842,479
Utilities 2.82%
Power Grid Corp. of India Ltd.[1]	97,858,870	230,975
ENN Energy Holdings Ltd.[1]	21,994,000	158,428
China Resources Gas Group Ltd.[1]	28,540,000	99,354
Cheung Kong Infrastructure Holdings Ltd.[1]	9,755,000	82,891
PT Perusahaan Gas Negara (Persero) Tbk[1]	261,683,500	82,574
Energy World Corp. Ltd.[1,2]	64,078,880	22,038
Infraestructura Energética Nova, SAB de CV	1,575,000	9,165
		685,425
Miscellaneous 5.00%
Other common stocks in initial period of acquisition		1,216,633
Total common stocks (cost: $15,833,944,000)		20,216,925
Preferred securities 0.01% Consumer discretionary 0.01%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	260,820,000	3,285
Total preferred securities (cost: $1,848,000)		3,285
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		165
Total rights & warrants (cost: $20,000)		165
Bonds, notes & other debt instruments 9.62% Bonds & notes of governments & government agencies outside the U.S. 7.76%	Principal amount (000)
Argentina (Republic of) 7.00% 2015	$6,310	6,197
Argentina (Republic of) 7.00% 2017	103,361	98,948
Argentina (Republic of) 8.75% 2024[5]	4,300	4,272
Brazil (Federal Republic of) 10.00% 2017	BRL42,500	13,420
Brazil (Federal Republic of) 6.00% 2018[6]	29,260	9,381
Brazil (Federal Republic of) 6.00% 2020[6]	16,891	5,425
Brazil (Federal Republic of) Global 4.25% 2025	$9,150	9,037
City of Buenos Aires Argentina 8.95% 2021[5]	6,795	7,288
City of Buenos Aires Argentina 8.95% 2021[3,5]	3,000	3,218
Colombia (Republic of), Series B, 10.00% 2024	COP21,730,000	11,157
New World Fund — Page 7 of 13

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Colombia (Republic of), Series B, 6.00% 2028	30,523,900	$11,490
Colombia (Republic of) 5.00% 2045	$11,260	11,429
Colombia (Republic of) Global 4.375% 2021	18,800	19,994
Colombia (Republic of) Global 4.00% 2024	2,200	2,266
Colombia (Republic of) Global 9.85% 2027	COP5,915,000	3,268
Colombia (Republic of) Global 6.125% 2041	$11,200	13,188
Croatian Government 6.75% 2019[3]	3,490	3,906
Croatian Government 6.625% 2020	27,365	30,606
Croatian Government 6.375% 2021[3]	8,650	9,580
Croatian Government 5.50% 2023[3]	9,785	10,436
Dominican Republic 7.50% 2021[3,5]	6,000	6,780
Dominican Republic 7.50% 2021[5]	2,375	2,684
Dominican Republic 5.50% 2025[3]	25,450	26,404
Dominican Republic 8.625% 2027[3,5]	9,900	11,930
Dominican Republic 7.45% 2044[3]	55,325	62,517
Dominican Republic 7.45% 2044	2,350	2,656
Dominican Republic 6.85% 2045[3]	13,885	14,579
Egypt (Arab Republic of) 5.75% 2020[3]	4,000	4,278
Ghana (Republic of) 8.50% 2017	2,100	2,189
Ghana (Republic of) 7.875% 2023	16,595	16,100
Ghana (Republic of) 8.125% 2026[3,5]	12,900	12,514
Greek Government 4.75% 2019	€13,995	11,565
Greek Government 3.00%/3.65% 2023[7]	270	180
Greek Government 3.00%/3.65% 2024[7]	270	180
Greek Government 3.00%/3.65% 2025[7]	270	177
Greek Government 3.00%/3.65% 2026[7]	270	170
Greek Government 3.00%/3.65% 2027[7]	270	167
Greek Government 3.00%/3.65% 2028[7]	270	165
Greek Government 3.00%/3.65% 2029[7]	270	165
Greek Government 3.00%/3.65% 2030[7]	270	164
Greek Government 3.00%/3.65% 2031[7]	270	164
Greek Government 3.00%/3.65% 2032[7]	270	166
Greek Government 3.00%/3.65% 2033[7]	270	164
Greek Government 3.00%/3.65% 2034[7]	270	164
Greek Government 3.00%/3.65% 2035[7]	270	164
Greek Government 3.00%/3.65% 2036[7]	270	165
Greek Government 3.00%/3.65% 2037[7]	270	165
Greek Government 3.00%/3.65% 2038[7]	270	164
Greek Government 3.00%/3.65% 2039[7]	270	165
Greek Government 3.00%/3.65% 2040[7]	270	165
Greek Government 3.00%/3.65% 2041[7]	270	164
Greek Government 3.00%/3.65% 2042[7]	270	164
Hungarian Government 4.00% 2019	$7,960	8,328
Hungarian Government 6.25% 2020	21,900	25,153
Hungarian Government 6.375% 2021	9,260	10,828
Hungarian Government 5.375% 2023	7,590	8,548
Hungarian Government 5.75% 2023	4,200	4,848
Hungarian Government 5.375% 2024	1,050	1,182
Hungarian Government, Series 25B, 5.50% 2025	HUF2,346,590	10,137
Hungarian Government 7.625% 2041	$5,400	7,790
India (Republic of) 7.28% 2019	INR2,079,000	32,320
India (Republic of) 8.83% 2023	1,650,000	27,502
India (Republic of) 8.60% 2028	2,380,000	39,988
India (Republic of) 9.20% 2030	533,400	9,464
Indonesia (Republic of) 5.875% 2020	$26,650	30,314
New World Fund — Page 8 of 13

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of) 4.875% 2021	$16,565	$18,139
Indonesia (Republic of) 4.875% 2021[3]	15,300	16,754
Indonesia (Republic of) 8.25% 2021	IDR143,000,000	11,335
Indonesia (Republic of) 3.75% 2022	$10,360	10,606
Indonesia (Republic of) 3.375% 2023	4,120	4,053
Indonesia (Republic of) 5.875% 2024[3]	6,500	7,483
Indonesia (Republic of) 4.125% 2025	12,200	12,490
Indonesia (Republic of) 4.125% 2025[3]	4,100	4,197
Indonesia (Republic of) 6.625% 2037	10,250	12,518
Indonesia (Republic of) 5.25% 2042	2,950	3,097
Indonesia (Republic of) 4.625% 2043	4,000	3,900
Indonesia (Republic of) 6.75% 2044	41,450	52,538
Indonesia (Republic of) 6.75% 2044[3]	4,500	5,704
Kenya (Rebulic of) 5.875 2019[3]	3,155	3,271
Kenya (Republic of) 6.875% 2024	40,200	42,612
Kenya (Republic of) 6.875% 2024[3]	35,165	37,275
Malaysian Government 3.043% 2025[3]	5,100	5,103
Morocco Government 4.25% 2022	6,500	6,679
Morocco Government 4.25% 2022[3]	2,200	2,261
Morocco Government 5.50% 2042	19,200	20,664
Morocco Government 5.50% 2042[3]	1,800	1,937
Nigeria (Republic of) 5.125% 2018[3]	4,265	4,386
Nigeria (Republic of) 6.75% 2021[3]	9,900	10,643
Nigeria (Republic of) 6.375% 2023	25,000	26,425
Nigeria (Republic of) 6.375% 2023[3]	2,145	2,267
Pakistan (Republic of) 6.875% 2017[3]	4,935	5,194
Pakistan (Republic of) 7.25% 2019[3]	10,400	11,018
Pakistan (Republic of) 7.25% 2019	3,000	3,178
Pakistan (Republic of) 8.25% 2024[3]	6,500	7,109
Pakistan (Republic of) 8.25% 2024	1,900	2,078
Panama (Republic of) Global 3.75% 2025	7,095	7,228
Panama (Republic of) Global 8.875% 2027	2,775	4,052
Panama (Republic of) Global 9.375% 2029	9,034	13,788
Panama (Republic of) Global 6.70% 2036[5]	6,819	8,848
Peru (Republic of) 8.75% 2033	14,975	23,698
Peru (Republic of) 6.55% 2037[5]	5,042	6,700
Peru (Republic of) 5.625% 2050	2,490	3,007
Perusahaan Penerbit SBSN 4.35% 2024[3]	11,250	11,610
Philippines (Republic of) 7.75% 2031	9,968	14,940
Philippines (Republic of) 6.25% 2036	PHP330,000	8,646
Philippines (Republic of) 3.95% 2040	$23,544	25,004
Polish Government 5.00% 2022	22,395	25,603
Polish Government, Series 102, 4.00% 2023	PLN51,900	15,990
Polish Government 4.00% 2024	$9,880	10,799
Slovenia (Republic of) 4.75% 2018[3]	13,285	14,309
Slovenia (Republic of) 5.50% 2022[3]	3,000	3,473
Slovenia (Republic of) 5.85% 2023	5,800	6,900
Slovenia (Republic of) 5.85% 2023[3]	4,170	4,961
South Africa (Republic of) 5.50% 2020	24,100	26,510
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR192,450	16,173
South Africa (Republic of) 4.665% 2024	$12,850	13,538
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR724,250	47,937
Turkey (Republic of) 9.00% 2016	TRY9,900	3,682
Turkey (Republic of) 4.557% 2018	$24,000	25,212
Turkey (Republic of) 4.557% 2018[3]	8,605	9,040
New World Fund — Page 9 of 13

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Turkey (Republic of) 3.50% 2019[6]	TRY13,846	$5,434
Turkey (Republic of) 7.00% 2019	$3,500	3,969
Turkey (Republic of) 3.00% 2021[6]	TRY13,985	5,426
Turkey (Republic of) 5.625% 2021	$48,875	53,562
Turkey (Republic of) 2.00% 2024[6]	TRY15,785	5,723
Turkey (Republic of) 9.00% 2024	18,550	6,923
Turkey (Republic of) 7.375% 2025	$20,000	24,625
Turkey (Republic of) 6.00% 2041	41,570	46,319
Turkey (Republic of) 4.875% 2043	6,200	6,006
United Mexican States Government, Series M, 5.00% 2017	MXN50,900	3,386
United Mexican States Government 4.00% 2019[6]	126,846	8,870
United Mexican States Government 2.50% 2020[6]	153,913	10,019
United Mexican States Government, Series M, 6.50% 2021	219,400	15,006
United Mexican States Government 2.00% 2022[6]	53,074	3,315
United Mexican States Government, Series M20, 10.00% 2024	307,000	25,966
United Mexican States Government 4.00% 2040[6]	68,465	4,912
United Mexican States Government Global, Series A, 5.625% 2017	$6,250	6,725
United Mexican States Government Global, Series A, 5.125% 2020	22,026	24,724
United Mexican States Government Global, Series A, 3.625% 2022	18,000	18,630
United Mexican States Government Global, Series A, 4.00% 2023	86,400	90,914
United Mexican States Government Global 3.60% 2025	45,541	46,406
United Mexican States Government Global, Series A, 6.05% 2040	15,542	18,903
United Mexican States Government Global 4.75% 2044	7,450	7,687
United Mexican States Government Global 5.55% 2045	23,095	26,444
United Mexican States Government Global, 4.60% 2046	10,900	10,914
Uruguay (Republic of) 4.375% 2028[5,6]	UYU122,948	4,701
Zambia (Republic of) 5.375% 2022	$8,350	7,781
Zambia (Republic of) 8.50% 2024[3]	8,550	9,277
		1,887,575
Corporate bonds & notes 1.63% Energy 0.88%
Ecopetrol SA 5.875% 2023	2,300	2,504
Ecopetrol SA 5.875% 2045	9,535	9,189
Gazprom OJSC 9.25% 2019	15,000	16,718
Gazprom OJSC, Series 9, 6.51% 2022	17,200	17,380
Gazprom OJSC 6.51% 2022[3]	10,810	10,923
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	9,600	9,240
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,980
Petrobras Global Finance Co. 4.375% 2023	8,505	7,585
Petrobras Global Finance Co. 6.25% 2024	30,652	30,673
Petrobras International Finance Co. 3.875% 2016	2,810	2,818
Petrobras International Finance Co. 5.375% 2021	8,200	7,911
Petróleos Mexicanos 5.50% 2021	7,675	8,462
Petróleos Mexicanos 4.875% 2022	5,568	5,902
Petróleos Mexicanos 3.50% 2023	3,975	3,851
Petróleos Mexicanos 7.47% 2026	MXN73,750	4,636
Petróleos Mexicanos 6.50% 2041	$8,825	9,785
Petróleos Mexicanos 5.50% 2044[3]	20,510	20,336
Petróleos Mexicanos 5.50% 2044	2,425	2,404
PTT Exploration & Production Ltd. 5.692% 2021[3]	3,400	3,856
YPF Sociedad Anónima 8.50% 2025[3]	11,150	11,336
Zhaikmunai LP 7.125% 2019[3]	11,000	10,574
		213,063
New World Fund — Page 10 of 13

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 0.22%	Principal amount (000)	Value (000)
Banco de Crédito del Perú 5.375% 2020[3]	$5,000	$5,575
Bank of India 3.625% 2018[3]	6,000	6,186
BBVA Bancomer SA 6.50% 2021[3]	6,550	7,283
HSBK (Europe) BV 7.25% 2021[3]	11,150	11,523
Magyar Export-Import Bank 4.00% 2020[3]	8,710	8,895
SB Capital SA 5.40% 2017	5,950	5,950
SB Capital SA 5.25% 2023[3]	5,000	4,025
VEB Finance Ltd. 6.902% 2020	5,300	5,128
		54,565
Utilities 0.17%
AES Panamá, SA 6.35% 2016[3]	10,400	10,867
CEZ, a s 4.25% 2022[3]	4,720	5,082
Eskom Holdings Ltd. 5.75% 2021[3]	12,300	12,312
Eskom Holdings SOC Ltd. 5.75% 2021	12,000	12,012
		40,273
Telecommunication services 0.14%
Digicel Group Ltd. 8.25% 2020[3]	6,500	6,737
Digicel Group Ltd. 6.00% 2021[3]	6,285	6,147
Digicel Group Ltd. 7.125% 2022[3]	6,575	6,242
MTS International Funding Ltd. 8.625% 2020	13,200	14,404
		33,530
Industrials 0.11%
Brunswick Rail Finance Ltd. 6.50% 2017	10,455	6,482
Brunswick Rail Finance Ltd. 6.50% 2017[3]	9,345	5,794
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[3]	17,000	14,960
		27,236
Consumer staples 0.05%
Brasil Foods SA 5.875% 2022[3]	12,000	13,230
Materials 0.05%
CEMEX SAB de CV 4.984% 2018[3,8]	12,000	12,585
Consumer discretionary 0.01%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,721
Total corporate bonds & notes		396,203
U.S. Treasury bonds & notes 0.23% U.S. Treasury 0.23%
U.S. Treasury 2.125% 2016[9]	$55,000	55,872
Total U.S. Treasury bonds & notes		55,872
Total bonds, notes & other debt instruments (cost: $2,281,443,000)		2,339,650
Short-term securities 7.61%
American Honda Finance Corp. 0.14% due 5/6/2015	50,000	49,999
AstraZeneca PLC 0.12% due 5/20/2015–6/19/2015[3]	47,000	46,993
Bank of Montreal due 5/19/2015	50,000	50,002
New World Fund — Page 11 of 13

unaudited
Short-term securities	Principal amount (000)	Value (000)
Bank of Nova Scotia 0.16%–0.26% due 5/13/2015–8/19/2015[3]	$93,100	$93,073
BASF AG 0.20% due 9/1/2015[3]	23,100	23,080
Ciesco LLC 0.28% due 8/10/2015	35,000	34,979
Coca-Cola Co. 0.22% due 7/28/2015[3]	50,000	49,984
Electricité de France 0.18%–0.20% due 5/15/2015–6/8/2015[3]	65,600	65,590
Fannie Mae 0.08%–0.16% due 6/1/2015–8/17/2015	190,700	190,693
Federal Home Loan Bank 0.08%–0.19% due 5/1/2015–11/3/2015	376,850	376,762
Freddie Mac 0.10%–0.19% due 5/26/2015–12/1/2015	206,900	206,832
General Electric Capital Corp. 0.30% due 10/21/2015	50,000	49,935
Mitsubishi UFJ Trust and Banking Corp. 0.24% due 5/6/2015[3]	37,000	36,999
National Australia Bank Ltd. 0.10%–0.14% due 5/1/2015–7/23/2015[3]	84,300	84,278
Nestlé Capital Corp. 0.15% due 6/18/2015[3]	77,500	77,484
Old Line Funding, LLC 0.28% due 10/5/2015[3]	15,000	14,981
Québec (Province of) 0.12% due 6/16/2015[3]	40,000	39,993
Siemens Capital Co. LLC 0.11% due 5/26/2015[3]	15,000	14,999
Sumitomo Mitsui Banking Corp. 0.24% due 5/8/2015[3]	50,000	49,998
Svenska Handelsbanken Inc. 0.16% due 5/4/2015[3]	51,600	51,599
Thunder Bay Funding, LLC 0.27% due 7/20/2015[3]	65,301	65,270
Toronto-Dominion Holdings USA Inc. 0.42% due 11/20/2015[3]	30,000	29,954
Toyota Credit Canada Inc. 0.12% due 8/5/2015	25,000	24,993
Toyota Motor Credit Corp. 0.15%–0.25% due 5/20/2015–8/21/2015	54,200	54,187
U.S. Treasury Bills 0.13% due 6/25/2015	6,800	6,800
Victory Receivables Corp. 0.18% due 5/13/2015[3]	63,100	63,096
Total short-term securities (cost: $1,852,238,000)		1,852,553
Total investment securities 100.33% (cost: $19,969,493,000)		24,412,578
Other assets less liabilities (0.33)%		(80,928)
Net assets 100.00%		$24,331,650
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $14,635,460,000, which represented 60.15% of the net assets of the fund. This amount includes $14,546,657,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $1,386,430,000, which represented 5.70% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Coupon rate may change periodically.
[9]	A portion of this security was pledged as collateral. The total value of pledged collateral was $5,572,000, which represented .02% of the net assets of the fund.

New World Fund — Page 12 of 13

unaudited
Key to abbreviations and symbol
ADR = American Depositary Receipts
CDI = CREST Depository Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
HKD/HK$ = Hong Kong dollars
HUF = Hungarian forints
INR = Indian rupees
IDR = Indonesian rupiah
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
ZAR = South African rand
TRY = Turkish lira
UYU = Uruguayan pesos
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-036-0615O-S42170	New World Fund — Page 13 of 13

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended April 30, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the New World Fund, Inc.’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the New World Fund, Inc.’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 30, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2015